UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011
Vanguard Massachusetts Tax-Exempt Fund

> The municipal bond market slid lower in a tumultuous first quarter of the fiscal year before snapping back vigorously in the ensuing nine months.

> For the 12 months ended November 30, 2011, Vanguard Massachusetts Tax-Exempt Fund returned 6.32%, lagging the return of its benchmark index but ahead of the average return of its peers.

> The fund’s long-term performance remained ahead of the average result for competing Massachusetts funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.53%	4.11%	3.76%	2.56%	6.32%
Barclays Capital 10 Year Municipal Bond Index					7.68
Massachusetts Municipal Debt Funds Average					5.93

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.15	$10.41	$0.366	$0.000

Chairman’s Letter

Dear Shareholder,

Your fund’s fiscal year, which ended November 30, 2011, began inauspiciously. The turbulence in the municipal bond market that characterized the closing months of the 2010 fiscal year spilled over into the first quarter of this reporting period. By spring, however, the market had regained its footing, and it bounced back strongly for the remainder of the year.

For the 12 months, Vanguard Massachusetts Tax-Exempt Fund returned 6.32%. Even in the difficult first quarter, the fund’s income helped cushion the effects of declining bond prices. For the period as a whole, the fund’s income return accounted for more than half of its total return.

As I noted in my semiannual report to you six months ago, a confluence of negative events affected the municipal bond market at the start of the year. Especially prominent were concerns that state and local governments’ fiscal straits might lead to large-scale defaults. Thankfully, that hasn’t happened—and in our view isn’t likely to happen—although these groups may continue to struggle for some time despite cautiously hopeful signs. It’s important to keep in mind that the recoveries of state and local govern-

ments typically lag after a recession ends, and this one follows the worst national slump since the Great Depression. One measure of the fiscal challenges faced in Massachusetts and elsewhere is the reduced issuance of bonds during the fiscal period as projects are reconsidered.

In response to the market strains earlier in the year that sent municipal bond prices lower, the fund’s yield rose (because bond prices and yields move in opposite directions). As muni prices rallied, yields reversed course by fiscal year-end, winding up slightly lower than where they started. By November 30, the SEC yield for the fund stood at 2.53%, compared with 3.06% a year earlier.

Despite modest yields, bonds produced strong returns
Both municipal and taxable bonds performed strongly during the fiscal year as stock market volatility helped generate enthusiasm for the relative stability of fixed income securities. Municipal bonds returned 6.53% and the broad taxable investment-grade bond market returned 5.52% as anxious investors bid up bond prices and drove already low yields lower still. At the start of the year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

CPI
Consumer Price Index	3.39%	2.12%	2.34%

Even as the Fed maintained its near-0% target for the shortest-term interest rates, the central bank instituted a bond-buying policy aimed at reducing long-term yields.

A tumultuous path to unremarkable returns
The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Stock prices surged through the first half of the period as the U.S. economy seemed to be grinding into gear. But investor optimism faded in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinksmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

Although U.S. stocks tumbled through the summer, Treasury prices increased as fear of a disorderly European fiscal resolution spurred a flight to quality among investors. U.S. stocks rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.17%	1.14%

The fund expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the fund’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Massachusetts Municipal Debt Funds.

After a difficult start, municipal bonds rallied
Massachusetts and most other states continued their budget struggles in the aftermath of the Great Recession. Governments throughout the country have been closely reexamining their cost structures, a process that is aimed at closing immediate budget gaps and may also help address some difficult longer-term issues. On the income side of the equation, states’ tax revenue continued to recover for the seventh straight calendar quarter as of September, but at a more moderate pace, according to a preliminary report from The Nelson A. Rockefeller Institute of Government. Massachusetts’ downshift was more pronounced than the decline in the national average. The state’s year-over-year increase fell from about 15% to almost 7% in the third calendar quarter; the national average slowed from almost 11% to about 7%.

At the start of the fiscal period, many investors viewed the fiscal challenges of state and local governments with deep pessimism, which contributed to an unusually deep plunge in municipal bond prices. Other factors included a rallying stock market, signs of a strengthening economy, rising interest rates, and the expiration of a popular subsidized taxable municipal bond program. Municipal market gloom persisted until the spring, when a strong rally began that lasted for the remainder of the Massachusetts Tax-Exempt Fund’s fiscal year.

Total Returns
Ten Years Ended November 30, 2011
Average
Annual Return
Massachusetts Tax-Exempt Fund	4.65%
Barclays Capital 10 Year Municipal Bond Index	5.52
Massachusetts Municipal Debt Funds Average	4.01
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The market upswing countered the year’s discouraging start. The fund’s solid 6.32% return for the 12 months ended November 30 outpaced the 5.93% average return of competing Massachusetts funds, a consequence of its smaller loss in the opening months of the year.

The fund’s advisor, Vanguard Fixed Income Group, invests in higher-quality municipal bonds. This focus is a key reason for the fund’s better relative performance, because investors tend to prefer these kinds of investments in rough times. As the year continued and investors regained their appetite for risk, the higher quality of the fund’s assets compared with those of its peers held relative returns back somewhat. And as longer-term yields declined, peer funds also got a boost from their typically longer average durations (the longer a fund’s duration, the more sensitive the fund is to interest rate changes). At root were the Federal Reserve’s actions at both ends of the yield spectrum. The Fed’s policy of keeping short-term interest rates low has driven many investors to intermediate-term bonds, thus raising prices and reducing yields, while its new bond-buying policy has pushed longer-term yields lower.

The advisor concentrated where possible on essential-service bonds, which typically generate relatively stable revenue streams from, for example, water, sewer, and electricity-generating facilities. The advisor also invested selectively in sectors such as health care.

The Advisor’s Report that follows this letter provides additional details about the Fixed Income Group’s portfolio decisions during the year.

Skillful management helps produce solid returns over the long term
A key measure of a fund’s performance is its experience over the long term. That is why it’s gratifying to review the history of the Massachusetts Tax-Exempt Fund. For the ten years ended November 30, 2011, the fund exceeded its peer-group average return and trailed that of a broad nationwide index that serves as a reasonable if imperfect benchmark for a Massachusetts fund.

The fund has benefited from its high-quality orientation and low costs. Especially important has been the skill of the Fixed Income Group—not only the portfolio managers and traders, but also its team of seasoned credit analysts, who provide stringent and objective evaluations of the fiscal strength of bond issuers.

The more markets change, the more they stay the same
Uncertainty—sometimes at elevated levels—is an integral part of the investment landscape. This latest fiscal year serves as a case in point, as concerns about the fiscal health of municipal bond issuers early in the period were overridden by a strong rally in municipal bonds even as the challenges for state and local governments continued unabated.

Whatever the market environment, we believe that an effective long-term investment approach is to select a mix of assets that is balanced between, and diversified among, stocks, bonds, and cash investments. By sticking with such a plan through the markets’ cycles of optimism and fear, you enhance your chances of investment success.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Advisor’s Report

For the fiscal year ended November 30, 2011, Vanguard Massachusetts Tax-Exempt Fund returned 6.32%, trailing the return of the national benchmark index but ahead of the average return of its Massachusetts peer-group funds.

The investment environment
The opening months of the fund’s fiscal year coincided with the high point of unease in the municipal bond market. Investors had begun to grow more concerned in October 2010, but the December–January period (your fund’s fiscal year starts on December 1) was characterized by a brief and historically heavy spate of withdrawals from muni funds and a slump in bond prices.

The price decline has been attributed to an almost perfect storm of economic and market factors that we described in detail in our last report to you six months ago. One of these factors was the fear on the part of some investors of a systemic decline in the creditworthiness of municipal bonds as state and local government tax revenues plunged in the wake of the Great Recession. After that disruptive start, more “normal” dynamics set in and municipal bonds returned a solid 6.53% for the fiscal year, ahead of the 5.52% return of taxable bonds, as measured by the Barclays Capital Municipal Bond Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

Yields of TaxExempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2010	2011
2 years	0.60%	0.42%
5 years	1.36	1.12
10 years	2.79	2.22
30 years	4.28	3.84
Source: Vanguard.

As we expected, the fear of widespread failure by bond issuers to make good on their payment promises never materialized. That said, they do face a challenging road ahead. Tax revenues have continued to rise for almost two years, but not enough to make budget-balancing easy. The effect of a national recession on these revenues lingers well after its official trough; the deeper the slump, the longer the recovery—and, as you know, the most recent downturn was the deepest in decades.

State and local governments continued to react to the forced austerity programs that the Great Recession precipitated, issuing fewer bonds than investors had expected earlier in the year and being more selective in the process. Overall municipal bond issuance during fiscal 2011 was about 7% lower than a year earlier, although it began to pick up later in the year. The volume figures exclude the effect of subsidized bonds issued under the Build America Bonds (BABs) program, part of the federal government’s economic-crisis stimulus package. These taxable bonds diverted some potential volume from the market for tax-exempt bonds before the program’s expiration at year-end 2010.

Reflecting the fiscal restraint being exercised by Massachusetts state and local governments, the volume of new Massachusetts municipal bonds issued (excluding BABs) decreased by around 22% during the fund’s fiscal year, to $8.5 billion. This was a more pronounced decline than for the national average.

The figure smooths over unusually low issuance in the fund’s first and second quarters (with drops of more than 40% year-over-year) as well as an increase in the fourth quarter. With BABs included, however, the total amount of issuance during the fund’s fiscal year was down by almost 35%.

At the same time, tax-exempt munis offered attractive yields compared with those of Treasury bonds. Muni bonds’ yields historically have been lower, a relationship that takes into account the federal tax-free nature of their income. During the latter part of the fiscal year, muni yields approached and then surpassed Treasury yields as investors sought “safe” assets in reaction to concerns about, among other things, Europe’s sovereign-debt problems. The flight to safety also fueled demand for higher-quality munis, even as state and local governments continued to struggle with their finances.

Given the unusual steepness of the yield curve during the year—that is, the difference in yields between the shortest-and longest-maturity bonds, as shown in the table on page 8—issuers sought to lower borrowing costs by favoring shorter maturities. They found a match with individual investors who were fleeing from the almost nonexistent yields offered by money market mutual funds to short-and medium-term bonds, a dynamic that pushed intermediate-term yields lower as demand and prices rose (bond prices and yields move inversely to each other). In choosing our investments during the year, we took advantage of the steepness in the yield curve to boost returns.

The low money market fund yields, of course, were a consequence of the Federal Reserve’s policy, in place since December 2008, of keeping the shortest-term interest rates near zero. In August, the Fed said it would continue to do so until at least mid-2013, and one month later it said it would also strive to lower longer-term interest rates. Under this new policy, informally known as Operation Twist, the Fed has begun purchasing Treasury bonds with remaining maturities of 6 to 30 years. The purchases have had the effect of lowering yields and raising prices of longer-term bonds.

Management of the fund
The fund’s performance during the fiscal year was helped substantially by our decision to redeploy certain assets from the shorter- to the longer-maturity regions of the yield curve.

We also sought to add value through a diversified selection of revenue-based bonds rather than focusing on state and local general obligation bonds. Some of the spreads between these bonds were among the highest we have seen. The sectors involved included those focused on essential services and A-rated hospital bonds.

We have been cautious in setting the fund’s duration, given the uncertainties hovering over both the U.S. and European economies as well as future U.S. tax policy. We have set the fund’s average weighted duration, which is a gauge of the sensitivity of its portfolio to changes in interest rates, at a neutral level compared with its benchmark index.

Going forward, credit concerns will continue to weigh on the municipal market—understandably, given the financial stresses that state and local governments will face for some time. Even so, our approach to muni bond investing hasn’t changed: As always, our dedicated and seasoned credit analysts, working together with traders and portfolio managers, will closely review the fiscal health of our borrowers as we choose issues to add to our portfolios and monitor those we have already purchased.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2011

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	236	8,836	45,906
Yield to Maturity
(before expenses)	2.0%	2.8%	3.1%
Average Coupon	4.8%	4.8%	4.9%
Average Duration	6.5 years	6.6 years	8.2 years
Average Effective
Maturity	7.0 years	10.0 years	13.5 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	2.53%	—	—
Short-Term
Reserves	5.6%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.92	0.98
Beta	0.84	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	12.5%
1 - 3 Years	6.1
3 - 5 Years	23.0
5 - 10 Years	41.2
10 - 20 Years	11.6
20 - 30 Years	5.6

Distribution by Credit Quality (% of portfolio)
AAA	27.6%
AA	53.5
A	13.8
BBB	4.3
BB	0.1
Not Rated	0.7

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.17%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Massachusetts Tax-Exempt Fund	6.32%	4.19%	4.65%	$15,750
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411
Barclays Capital 10 Year Municipal
Bond Index	7.68	5.70	5.52	17,113
Massachusetts Municipal Debt Funds
Average	5.93	3.44	4.01	14,810
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
				Barclays
				10 Year
				Municipal
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.78%	0.80%	5.58%	6.67%
2003	4.51	2.19	6.70	6.88
2004	4.13	-0.88	3.25	4.03
2005	4.12	-0.59	3.53	3.01
2006	4.38	2.16	6.54	6.17
2007	4.18	-2.03	2.15	3.51
2008	4.00	-6.72	-2.72	-0.42
2009	4.42	7.94	12.36	12.67
2010	3.80	-0.39	3.41	5.51
2011	3.76	2.56	6.32	7.68

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	3.49%	4.53%	4.22%	0.40%	4.62%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.0%)
Massachusetts (98.3%)
Beverly MA GO	5.250%	11/1/12 (14)	1,925	2,012
Beverly MA GO	5.250%	11/1/13 (14)	1,855	2,023
Boston MA Convention Center Revenue	5.000%	5/1/12 (Prere.)	4,975	5,074
Boston MA GO	5.000%	3/1/16	7,295	8,490
Boston MA GO	5.000%	2/1/12 (Prere.)	3,765	3,796
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,138
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,677
Boston MA Special Obligation Revenue
(Boston City Hospital)	5.000%	8/1/17 (14)	2,000	2,040
Boston MA Water & Sewer Commission Revenue	5.750%	11/1/13	200	212
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,231
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,105
Braintree MA GO	5.000%	5/15/27	4,000	4,488
Framingham MA Housing Authority Mortgage
Revenue (Beaver Terrace Apartments Project)	6.200%	2/20/21	830	865
Framingham MA Housing Authority Mortgage
Revenue (Beaver Terrace Apartments Project)	6.350%	2/20/32	2,000	2,120
Holyoke MA Gas & Electric Department Revenue	5.000%	12/1/21 (14)	2,395	2,428
Littleton MA GO	5.000%	1/15/22 (14)	1,280	1,340
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/14 (Prere.)	5,000	5,566
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	14,500	15,583
Massachusetts Bay Transportation Authority
General Transportation Revenue	6.200%	3/1/16	5,325	5,937
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/14	5,000	5,581
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	92
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17	2,375	2,890
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,363
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,715
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	5,325	6,617

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/24	1,325	1,599
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	2,500	3,147
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,482
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	451
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/29 (14)	3,000	3,680
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/18 (Prere.)	10,000	12,135
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/12 (Prere.)	3,000	3,083
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	3,850	4,585
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	15,000	17,863
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	2.000%	12/7/11	2,899	2,899
Massachusetts College Building
Authority Revenue	0.000%	5/1/17 (10)	3,340	2,918
Massachusetts College Building
Authority Revenue	5.000%	5/1/29	1,500	1,638
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,500	1,619
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	2,000	2,323
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	2,120	2,209
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.080%	12/7/11	2,800	2,800
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.100%	12/7/11	1,100	1,100
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,162
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,289
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,075
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	2,000	2,054
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	606
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/29	680	747
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,107
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,693
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,010
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,687

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	5,000	5,182
Massachusetts Development Finance Agency
Revenue (Boston University) VRDO	0.100%	12/1/11 LOC	9,400	9,400
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	612
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	559
Massachusetts Development Finance Agency
Revenue (College of Pharmacy
& Allied Health Services)	5.750%	7/1/13 (Prere.)	1,000	1,093
Massachusetts Development Finance Agency
Revenue (College of the Holy Cross) VRDO	0.140%	12/1/11 LOC	7,035	7,035
Massachusetts Development Finance Agency
Revenue (Combined Jewish Philanthropies
of Greater Boston Inc. Project)	5.250%	2/1/22	2,650	2,696
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,363
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	4/1/13 (Prere.)	1,500	1,593
Massachusetts Development Finance Agency
Revenue (Dominion Energy Brayton Project) PUT	2.250%	9/1/16	4,500	4,534
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	5,606
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,137
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	6,782
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	2,000	2,195
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,567
Massachusetts Development Finance Agency
Revenue (Neville Communities)	6.000%	6/20/44	1,500	1,601
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,192
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/33 (10)	3,000	2,894
Massachusetts Development Finance Agency
Revenue (Smith College)	5.000%	7/1/35	1,000	1,028
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	2,975
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	2,906
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	2,770
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,131
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.125%	7/1/26	2,750	2,761
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.500%	7/1/31	2,250	2,280
Massachusetts Development Finance Agency
Revenue (Western New England College)	5.875%	12/1/12 (Prere.)	505	533

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,067
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,089
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,404
Massachusetts GO	5.000%	11/1/14	3,275	3,673
Massachusetts GO	5.500%	10/1/15	17,990	20,970
Massachusetts GO	5.000%	10/1/17	4,000	4,780
Massachusetts GO	5.500%	11/1/17	5,100	6,244
Massachusetts GO	5.250%	8/1/18 (4)	5,060	6,190
Massachusetts GO	5.000%	10/1/18	6,000	7,262
Massachusetts GO	5.500%	10/1/18	4,955	6,156
Massachusetts GO	5.500%	8/1/19	5,000	6,258
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,508
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,254
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,967
Massachusetts GO	5.000%	8/1/20	4,185	4,910
Massachusetts GO	5.000%	9/1/15 (Prere.)	2,000	2,304
Massachusetts GO	5.000%	8/1/22	4,500	5,195
Massachusetts GO	5.250%	8/1/22	5,000	6,264
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	11,521
Massachusetts GO	5.000%	12/1/14 (Prere.)	3,150	3,538
Massachusetts GO	5.500%	12/1/23 (2)	4,000	5,102
Massachusetts GO	5.000%	3/1/15 (Prere.)	5,250	5,967
Massachusetts GO	5.000%	3/1/15 (Prere.)	10,000	11,366
Massachusetts GO	5.000%	8/1/28	4,535	4,973
Massachusetts GO	5.500%	8/1/30 (2)	6,500	7,977
Massachusetts GO VRDO	0.150%	12/1/11	2,100	2,100
Massachusetts GO VRDO	0.110%	12/7/11	3,800	3,800
Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)	5.750%	7/1/33	5,000	5,016
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,832
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/19 (14)	50	50
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	2,746
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/13	5,200	5,483
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,025
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,000	3,014
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,467
Massachusetts Health & Educational Facilities
Authority Revenue (Caritas Christi
Obligated Group)	6.750%	7/1/12 (Prere.)	2,000	2,096
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,220
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital) VRDO	0.120%	12/1/11 LOC	1,100	1,100

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,077
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	4,000
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,519
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	5,000	5,616
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.125%	7/15/12 (Prere.)	1,730	1,783
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.125%	7/15/37	7,620	7,784
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	10/1/38	5,000	5,395
1 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)
TOB VRDO	0.120%	12/1/11	900	900
Massachusetts Health & Educational Facilities
Authority Revenue (Henry Heywood
Memorial Hospital) VRDO	0.150%	12/1/11 LOC	1,430	1,430
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/27	1,650	1,766
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/28	2,080	2,211
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	8,000	8,074
Massachusetts Health & Educational Facilities
Authority Revenue (Massachusetts
General Hospital)	6.250%	7/1/12 (ETM)	85	87
Massachusetts Health & Educational Facilities
Authority Revenue (Milton Hospital)	5.500%	7/1/16	1,235	1,235
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/16	4,090	4,861
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/21	6,765	8,600
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	5,000	6,211
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.500%	7/1/32	5,000	6,432
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.070%	12/7/11	1,000	1,000
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.120%	12/1/11	1,100	1,100
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/12 (Prere.)	2,580	2,641
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/12 (Prere.)	1,255	1,285
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/12 (Prere.)	3,000	3,071

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,415
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,713
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,085
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	5,000	5,325
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.000%	7/1/47	2,500	2,513
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.100%	12/7/11	3,500	3,500
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,090	1,177
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,175	1,269
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	2,500	2,813
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	5,894
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	5,500	5,619
Massachusetts Health & Educational Facilities
Authority Revenue (Stonehill College) VRDO	0.140%	12/1/11 LOC	3,300	3,300
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,248
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts
Memorial Health Care Inc.)	5.250%	7/1/14 (2)	485	486
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts)	5.125%	10/1/12 (Prere.)	1,850	1,925
Massachusetts Health & Educational Facilities
Authority Revenue (University of
Massachusetts/Worcester)	5.125%	10/1/23 (14)	565	566
Massachusetts Health & Educational Facilities
Authority Revenue (University of
Massachusetts/Worcester)	5.250%	10/1/12 (Prere.)	4,000	4,166
Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College)	5.000%	7/1/23	2,400	2,536
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	3,000	3,155
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	1,500	1,404
Massachusetts Housing Finance Agency
Single Family Housing Revenue	5.125%	12/1/28	4,000	4,161
1 Massachusetts Housing Finance Agency
Single Family Housing Revenue TOB VRDO	0.140%	12/7/11	8,540	8,540
Massachusetts Municipal Wholesale Electric Co.
Power System Revenue	5.250%	7/1/12 (14)	2,975	3,016
Massachusetts Municipal Wholesale Electric Co.
Power System Revenue	5.250%	7/1/13 (14)	3,255	3,297
Massachusetts Municipal Wholesale Electric Co.
Power System Revenue	5.250%	7/1/16 (14)	4,500	4,557

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,668
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	9,600	11,115
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/14 (4)	5,000	5,565
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/18 (4)	10,000	11,231
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/24 (4)	15,000	16,624
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25 (4)	16,125	17,759
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26 (4)	8,000	8,770
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27 (14)	8,500	9,195
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	5,000	5,373
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	3,000	3,240
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/35	2,000	2,135
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	6,000	6,238
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	12,000	13,152
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/27 (14)	15,000	17,072
Massachusetts Special Obligation
Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	4,000	4,416
Massachusetts Special Obligation Revenue	5.000%	12/15/13 (4)	1,895	2,069
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,245
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	2,736
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	7,000	3,138
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	2/1/16	6,110	7,158
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/16	5,000	5,879
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/15 (Prere.)	4,460	5,167
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	619
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	5,000	6,066
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/18	3,000	3,657
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	1,000	1,235
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	1,955	2,414
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/20	1,180	1,451

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/22	3,500	4,437
Massachusetts Water Pollution Abatement
Trust Revenue	5.375%	8/1/27	2,565	2,573
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,846
Massachusetts Water Pollution Abatement
Trust Revenue	5.500%	8/1/29	1,000	1,003
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/30	5,550	6,744
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/15 (14)	3,000	3,458
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/19 (4)	7,000	8,609
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/20	5,510	6,608
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/22 (4)	1,490	1,880
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/31 (4)	1,000	1,177
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/34 (14)	8,000	8,365
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/35 (14)	13,900	14,512
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/35 (4)	1,310	1,554
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36 (2)	5,000	5,181
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	2,000	2,085
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,072
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/36 (4)	2,520	2,993
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/39	2,000	2,111
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	7,990	8,258
2 Massachusetts Water Resources
Authority Revenue	5.250%	8/1/42	10,000	10,876
Massachusetts Water Resources
Authority Revenue VRDO	0.120%	12/7/11	2,900	2,900
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.000%	7/1/31	1,000	1,050
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.250%	7/1/36	5,500	5,783
Newton MA School District GO	4.500%	6/15/34	3,000	3,101
Pittsfield MA GO	5.000%	4/15/12 (Prere.)	1,000	1,028
University of Massachusetts Building
Authority Revenue	6.875%	5/1/14 (ETM)	1,000	1,084
University of Massachusetts Building
Authority Revenue	5.000%	11/1/19	2,000	2,413

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Massachusetts Building
Authority Revenue	5.000%	11/1/21 (2)	5,680	6,133
University of Massachusetts Building
Authority Revenue	5.000%	11/1/22 (2)	2,695	2,892
University of Massachusetts Building
Authority Revenue	5.000%	11/1/23 (2)	1,760	1,877
University of Massachusetts Building
Authority Revenue	5.000%	11/1/24 (2)	1,980	2,096
University of Massachusetts Building
Authority Revenue	5.000%	11/1/25 (2)	1,990	2,094
Worcester MA GO	5.500%	8/15/14 (14)	280	281
Worcester MA GO	5.500%	8/15/15 (14)	240	241
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				926,624
Puerto Rico (1.6%)
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/17 (14)	5,000	5,662
Puerto Rico GO	5.500%	7/1/19 (2)	2,250	2,467
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/12 (Prere.)	1,100	1,132
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/36	400	399
Puerto Rico Public Finance Corp. Revenue	5.125%	6/1/24 (ETM)	2,155	2,536
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	2,015	2,033
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	665	671
				14,900
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/20	1,000	1,034
Total Tax-Exempt Municipal Bonds (Cost $899,887)				942,558
Other Assets and Liabilities (0.0%)
Other Assets				14,277
Liabilities				(14,380)
				(103)
Net Assets (100%)
Applicable to 90,562,837 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				942,455
Net Asset Value Per Share				$10.41

Massachusetts Tax-Exempt Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	911,161
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(11,377)
Unrealized Appreciation (Depreciation)	42,671
Net Assets	942,455

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $12,339,000, representing 1.3% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	34,594
Total Income	34,594
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative	1,146
Marketing and Distribution	253
Custodian Fees	18
Auditing Fees	28
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,557
Net Investment Income	33,037
Realized Net Gain (Loss)
Investment Securities Sold	40
Futures Contracts	(1,553)
Realized Net Gain (Loss)	(1,513)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,663
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	22,665
Net Increase (Decrease) in Net Assets Resulting from Operations	54,189

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,037	37,023
Realized Net Gain (Loss)	(1,513)	670
Change in Unrealized Appreciation (Depreciation)	22,665	(5,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,189	32,171
Distributions
Net Investment Income	(33,037)	(37,023)
Realized Capital Gain	—	—
Total Distributions	(33,037)	(37,023)
Capital Share Transactions
Issued	134,643	225,074
Issued in Lieu of Cash Distributions	24,506	28,284
Redeemed	(220,972)	(204,212)
Net Increase (Decrease) from Capital Share Transactions	(61,823)	49,146
Total Increase (Decrease)	(40,671)	44,294
Net Assets
Beginning of Period	983,126	938,832
End of Period	942,455	983,126

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.15	$10.19	$9.44	$10.12	$10.33
Investment Operations
Net Investment Income	.366	.386	.401	.414	.424
Net Realized and Unrealized Gain (Loss)
on Investments	.260	(.040)	.750	(.680)	(.210)
Total from Investment Operations	.626	.346	1.151	(.266)	.214
Distributions
Dividends from Net Investment Income	(.366)	(.386)	(.401)	(.414)	(.424)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.366)	(.386)	(.401)	(.414)	(.424)
Net Asset Value, End of Period	$10.41	$10.15	$10.19	$9.44	$10.12

Total Return[1]	6.32%	3.41%	12.36%	-2.72%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$942	$983	$939	$710	$684
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.61%	3.75%	4.02%	4.17%	4.19%
Portfolio Turnover Rate	13%	18%	15%	29%	16%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at November 30, 2011.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and for the period ended November 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Massachusetts Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $151,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the market value of the fund’s investments were valued based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $10,185,000 to offset future net capital gains of $1,178,000 through November 30, 2015, $7,670,000 through November 30, 2016, $173,000 through November 30, 2018, and $1,164,000 through November 30, 2019.

The fund had realized losses totaling $1,192,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2011, the cost of investment securities for tax purposes was $901,079,000. Net unrealized appreciation of investment securities for tax purposes was $41,479,000, consisting of unrealized gains of $43,210,000 on securities that had risen in value since their purchase and $1,731,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2011, the fund purchased $110,782,000 of investment securities and sold $164,995,000 of investment securities, other than temporary cash investments.

Massachusetts Tax-Exempt Fund

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	13,292	21,876
Issued in Lieu of Cash Distributions	2,412	2,749
Redeemed	(22,020)	(19,908)
Net Increase (Decrease) in Shares Outstanding	(6,316)	4,717

G. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 13, 2012

Special 2011 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2011	11/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,038.68	$0.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $28,000
Fiscal Year Ended November 30, 2010: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444,
Incorporated by Reference.